UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: February 28, 2018

Item 1.	Schedule of Investments.

Stone Harbor Emerging Markets Debt Fund	Statement of Investments

February 28, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 75.98%
Angola - 0.55%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	4,175,385	$4,540,731	(1)
	USD	9.50%	11/12/25	2,102,000	2,356,867	(2)
					6,897,598

Argentina - 7.46%
Provincia del Chaco	USD	9.38%	08/18/24	1,886,000	1,895,430	(2)
Republic of Argentina:
	USD	7.50%	04/22/26	2,703,000	2,886,128
	USD	5.88%	01/11/28	4,361,000	4,101,521
	USD	6.63%	07/06/28	1,707,000	1,687,369
	EUR	7.82%	12/31/33	2,274,979	3,129,350
	EUR	7.82%	12/31/33	38,102,585	51,947,200
	USD	8.28%	12/31/33	2,046,975	2,205,616
	EUR	2.26%	12/31/38	30,641,000	25,700,159	(3)
					93,552,773

Azerbaijan - 1.11%
Republic of Azerbaijan:
	USD	4.75%	03/18/24	2,403,000	2,433,037	(2)
	USD	4.75%	03/18/24	11,312,000	11,453,400	(4)
					13,886,437

Bahrain - 0.32%
Kingdom of Bahrain	USD	7.00%	10/12/28	4,022,000	3,991,835	(4)

Brazil - 2.93%
Brazil Minas SPE via State of Minas Gerais:
	USD	5.33%	02/15/28	1,851,000	1,867,659	(4)
	USD	5.33%	02/15/28	13,250,000	13,369,250	(2)
Republic of Brazil:
	USD	6.00%	04/07/26	3,379,000	3,710,142
	USD	4.63%	01/13/28	5,000,000	4,905,000
	USD	8.25%	01/20/34	1,531,000	1,942,839
	USD	5.00%	01/27/45	10,186,000	9,141,935
	USD	5.63%	02/21/47	1,865,000	1,804,387
					36,741,212

Cameroon - 0.99%
Republic of Cameroon:
	USD	9.50%	11/19/25	400,000	460,750	(2)
	USD	9.50%	11/19/25	10,394,000	11,972,589	(4)
					12,433,339

Colombia - 2.98%
Republic of Colombia:
	USD	4.38%	07/12/21	4,480,000	4,642,400
	USD	4.00%	02/26/24	16,448,000	16,534,352
	USD	4.50%	01/28/26	801,000	824,429
	USD	3.88%	04/25/27	4,970,000	4,851,963
	USD	5.63%	02/26/44	2,617,000	2,827,668
	USD	5.00%	06/15/45	7,660,000	7,640,850
					37,321,662

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Costa Rica - 1.57%
Republic of Costa Rica:
	USD	4.25%	01/26/23	11,210,000	$10,887,712	(2)
	USD	4.38%	04/30/25	2,091,000	1,996,905	(2)
	USD	7.00%	04/04/44	1,675,000	1,744,094	(4)
	USD	7.00%	04/04/44	2,156,000	2,244,935	(2)
	USD	7.16%	03/12/45	2,673,000	2,809,991	(2)
					19,683,637

Dominican Republic - 3.26%
Dominican Republic:
	USD	7.50%	05/06/21	18,653,000	20,075,291	(2)
	USD	6.60%	01/28/24	1,632,000	1,791,120	(2)
	USD	5.88%	04/18/24	447,000	473,261	(4)
	USD	5.50%	01/27/25	7,321,000	7,577,235	(2)
	USD	6.88%	01/29/26	5,512,000	6,166,550	(2)
	USD	8.63%	04/20/27	1,199,000	1,419,316	(2)
	USD	7.45%	04/30/44	2,915,000	3,344,963	(4)
					40,847,736

Ecuador - 4.39%
Republic of Ecuador:
	USD	10.75%	03/28/22	2,816,000	3,185,600	(2)
	USD	10.75%	03/28/22	3,837,000	4,340,606	(4)
	USD	7.95%	06/20/24	900,000	919,125	(4)
	USD	7.95%	06/20/24	8,261,000	8,436,546	(2)
	USD	9.65%	12/13/26	1,550,000	1,718,562	(2)
	USD	9.65%	12/13/26	2,037,000	2,258,524	(4)
	USD	8.88%	10/23/27	16,603,000	17,536,919	(4)
	USD	7.88%	01/23/28	16,855,000	16,665,382	(4)
					55,061,264

Egypt - 2.99%
Republic of Egypt:
	USD	6.13%	01/31/22	6,417,000	6,649,616	(4)
	USD	5.58%	02/21/23	2,455,000	2,496,428	(4)
	USD	5.88%	06/11/25	2,066,000	2,081,495	(4)
	USD	7.50%	01/31/27	1,990,000	2,156,663	(4)
	USD	6.59%	02/21/28	3,683,000	3,733,641	(4)
	USD	6.88%	04/30/40	2,026,000	2,028,533	(4)
	USD	8.50%	01/31/47	5,675,000	6,356,000	(4)
Republic of Egypt Treasury Bill:
	EGP	0.00%	06/19/18	111,300,000	5,994,885	(5)
	EGP	0.00%	08/07/18	46,150,000	2,426,584	(5)
	EGP	0.00%	08/14/18	68,200,000	3,575,592	(5)
					37,499,437

El Salvador - 1.35%
Republic of El Salvador:
	USD	7.38%	12/01/19	190,000	199,500	(4)
	USD	7.75%	01/24/23	2,955,000	3,206,175	(2)
	USD	5.88%	01/30/25	1,789,000	1,766,638	(2)
	USD	5.88%	01/30/25	2,829,000	2,793,637	(4)
	USD	6.38%	01/18/27	819,000	815,929	(4)
	USD	6.38%	01/18/27	1,697,000	1,690,636	(2)
	USD	8.25%	04/10/32	867,000	979,710	(4)
	USD	7.65%	06/15/35	1,892,000	2,010,250	(2)
	USD	7.63%	02/01/41	3,241,000	3,435,460	(2)
					16,897,935

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gabon - 1.52%
Republic of Gabon:
	USD	6.38%	12/12/24	2,297,801	$2,260,462	(4)
	USD	6.38%	12/12/24	8,284,014	8,149,399	(2)
	USD	6.95%	06/16/25	8,574,000	8,616,870	(4)
					19,026,731

Georgia - 0.20%
Republic of Georgia	USD	6.88%	04/12/21	2,308,000	2,527,260	(4)

Ghana - 1.62%
Republic of Ghana	USD	10.75%	10/14/30	15,009,000	20,243,389	(2)

Indonesia - 2.03%
Republic of Indonesia:
	USD	5.88%	01/15/24	1,936,000	2,133,230	(2)
	USD	4.13%	01/15/25	2,723,000	2,738,085	(2)
	USD	4.75%	01/08/26	3,456,000	3,602,880	(2)
	USD	8.50%	10/12/35	5,760,000	8,193,600	(2)
	USD	6.63%	02/17/37	3,550,000	4,301,535	(2)
	USD	5.25%	01/17/42	1,380,000	1,451,332	(2)
	USD	6.75%	01/15/44	948,000	1,198,367	(2)
	USD	5.13%	01/15/45	1,770,000	1,832,127	(2)
					25,451,156

Iraq - 3.25%
Republic of Iraq:
	USD	6.75%	03/09/23	10,466,000	10,760,356	(4)
	USD	5.80%	01/15/28	31,068,000	30,038,873	(2)
					40,799,229

Ivory Coast - 2.43%
Ivory Coast Government:
	USD	5.38%	07/23/24	7,455,000	7,366,472	(4)
	EUR	5.13%	06/15/25	3,511,000	4,502,949	(4)
	USD	6.38%	03/03/28	2,257,000	2,290,855	(4)
	USD	5.75%	12/31/32	1,275,750	1,239,869	(2)(3)
	USD	6.13%	06/15/33	2,539,000	2,459,656	(2)
	USD	6.13%	06/15/33	12,958,000	12,553,063	(4)
					30,412,864

Jordan - 0.65%
Kingdom of Jordan:
	USD	6.13%	01/29/26	1,060,000	1,089,150	(2)
	USD	5.75%	01/31/27	1,412,000	1,406,705	(4)
	USD	5.75%	01/31/27	2,750,000	2,739,687	(2)
	USD	7.38%	10/10/47	1,262,000	1,333,776	(2)
	USD	7.38%	10/10/47	1,485,000	1,569,460	(4)
					8,138,778

Kenya - 0.75%
Republic of Kenya:
	USD	6.88%	06/24/24	8,441,000	8,731,159	(4)
	USD	7.25%	02/28/28	619,000	628,285	(4)
					9,359,444

Lebanon - 1.93%
Lebanese Republic:
	USD	5.15%	11/12/18	2,622,000	2,615,445
	USD	6.10%	10/04/22	7,175,000	6,955,266
	USD	6.40%	05/26/23	1,393,000	1,341,633
	USD	6.60%	11/27/26	1,061,000	995,351
	USD	6.75%	11/29/27	2,250,000	2,103,750

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Lebanon (continued)
Lebanese Republic: (continued)
	USD	6.65%	11/03/28	9,676,000	$8,883,777
	USD	6.65%	02/26/30	1,452,000	1,308,978
					24,204,200

Malaysia - 2.13%
1MDB Global Investments Ltd.	USD	4.40%	03/09/23	27,500,000	26,692,188	(2)

Mexico - 1.34%
Mexican Bonos	MXN	7.50%	06/03/27	229,290,000	12,064,009
United Mexican States	USD	3.75%	01/11/28	4,923,000	4,721,157
					16,785,166

Montenegro - 0.31%
Republic of Montenegro	EUR	5.75%	03/10/21	2,891,000	3,889,336	(4)

Nigeria - 2.14%
Republic of Nigeria:
	USD	6.50%	11/28/27	1,089,000	1,105,335	(2)
	USD	6.50%	11/28/27	8,459,000	8,585,885	(4)
	USD	7.14%	02/23/30	5,753,000	5,925,590	(4)
	USD	7.88%	02/16/32	3,765,000	4,075,612	(4)
	USD	7.63%	11/28/47	3,351,000	3,449,436	(2)
	USD	7.63%	11/28/47	3,589,000	3,694,427	(4)
					26,836,285

Oman - 2.35%
Oman Government:
	USD	4.13%	01/17/23	3,019,000	2,935,978	(4)
	USD	4.75%	06/15/26	1,033,000	994,262	(4)
	USD	5.38%	03/08/27	3,695,000	3,667,287	(4)
	USD	5.38%	03/08/27	5,035,000	4,997,238	(2)
	USD	5.63%	01/17/28	3,623,000	3,613,943	(4)
	USD	6.50%	03/08/47	13,530,000	13,293,225	(4)
					29,501,933

Panama - 0.59%
Republic of Panama:
	USD	9.38%	04/01/29	3,372,000	4,946,303
	USD	8.13%	04/28/34	1,779,000	2,446,125
					7,392,428

Paraguay - 0.59%
Republic of Paraguay:
	USD	4.70%	03/27/27	1,794,000	1,820,910	(2)
	USD	6.10%	08/11/44	4,999,000	5,517,646	(4)
					7,338,556

Peru - 0.51%
Republic of Peru	USD	6.55%	03/14/37	4,968,000	6,433,560

Russia - 3.10%
Russian Federation:
	USD	5.00%	04/29/20	3,066,000	3,188,640	(4)
	USD	4.88%	09/16/23	2,200,000	2,341,625	(2)
	USD	4.75%	05/27/26	10,200,000	10,710,000	(2)
	USD	4.25%	06/23/27	13,800,000	13,946,625	(2)
	USD	5.63%	04/04/42	1,400,000	1,546,300	(2)
	USD	5.25%	06/23/47	6,800,000	7,097,500	(2)
					38,830,690

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Senegal - 0.41%
Republic of Senegal	USD	6.25%	05/23/33	5,206,000	$5,186,478	(4)

South Africa - 1.77%
Republic of South Africa:
	USD	5.50%	03/09/20	3,400,000	3,531,750
	USD	4.67%	01/17/24	2,882,000	2,921,627
	USD	5.88%	09/16/25	9,017,000	9,682,004
	USD	4.30%	10/12/28	6,441,000	6,086,745
					22,222,126

Sri Lanka - 0.85%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	340,000	353,600	(2)
	USD	6.25%	07/27/21	3,475,000	3,609,656	(2)
	USD	5.88%	07/25/22	6,616,000	6,740,050	(4)
					10,703,306

Turkey - 5.19%
Republic of Turkey:
	USD	5.63%	03/30/21	3,695,000	3,840,491
	USD	6.25%	09/26/22	9,510,000	10,145,981
	USD	3.25%	03/23/23	4,598,000	4,299,130
	USD	5.75%	03/22/24	3,248,000	3,367,770
	USD	6.00%	03/25/27	26,254,000	26,926,759
	USD	6.88%	03/17/36	3,493,000	3,680,749
	USD	6.75%	05/30/40	1,206,000	1,256,501
	USD	6.63%	02/17/45	1,090,000	1,104,987
	USD	5.75%	05/11/47	11,595,000	10,493,475
					65,115,843

Ukraine - 7.29%
Ukraine Government:
	USD	7.75%	09/01/19	216,000	225,450	(4)
	USD	7.75%	09/01/24	10,000	10,387	(4)
	USD	7.75%	09/01/24	2,269,000	2,356,924	(2)
	USD	7.75%	09/01/25	2,278,000	2,352,035	(2)
	USD	7.75%	09/01/25	3,388,000	3,498,110	(4)
	USD	7.75%	09/01/26	2,244,000	2,311,320	(2)
	USD	7.75%	09/01/26	8,123,000	8,366,690	(4)
	USD	7.75%	09/01/27	9,270,000	9,536,513	(2)
	USD	7.75%	09/01/27	14,971,000	15,401,416	(4)
	USD	7.38%	09/25/32	5,078,000	4,938,919	(2)
	USD	7.38%	09/25/32	31,369,000	30,569,090	(4)
	USD	0.00%	05/31/40	17,277,000	11,834,745	(1)
					91,401,599

Uruguay - 1.88%
Republic of Uruguay:
	USD	4.38%	10/27/27	20,995,742	21,804,078
	USD	7.63%	03/21/36	1,228,017	1,697,734
					23,501,812

Venezuela - 0.80%
Republic of Venezuela:
	USD	7.75%	10/13/19	33,074,500	8,640,713	(6)
	USD	9.38%	01/13/34	4,705,000	1,370,331	(6)
					10,011,044

Zambia - 0.45%
Republic of Zambia:
	USD	5.38%	09/20/22	655,000	621,431	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
Republic of Zambia: (continued)
	USD	5.38%	09/20/22	3,998,000	$3,793,103	(2)
	USD	8.50%	04/14/24	1,213,000	1,284,264	(4)
					5,698,798

TOTAL SOVEREIGN DEBT OBLIGATIONS					952,519,064
(Cost $931,154,611)

BANK LOANS - 0.62%
Brazil - 0.62%
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche A	USD	6.25%	01/10/18	3,994,000	4,032,342	(7)
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche B	USD	6.25%	01/10/18	3,650,000	3,685,040	(7)
					7,717,382

TOTAL BANK LOANS					7,717,382
(Cost $7,645,841)

CORPORATE BONDS - 20.62%
Argentina - 0.21%
Pampa Energia SA	USD	7.50%	01/24/27	984,000	1,033,889	(4)
Rio Energy SA / UGEN SA / UENSA SA	USD	6.88%	02/01/25	1,626,000	1,601,610	(4)
					2,635,499

Azerbaijan - 1.01%
Southern Gas Corridor CJSC:
	USD	6.88%	03/24/26	1,837,000	2,039,070	(2)
	USD	6.88%	03/24/26	2,186,000	2,426,460	(4)
State Oil Co. of the Azerbaijan Republic	USD	4.75%	03/13/23	8,176,000	8,186,220
					12,651,750

Brazil - 3.85%
Adecoagro SA	USD	6.00%	09/21/27	3,751,000	3,573,953	(4)
Cosan Luxembourg SA	USD	7.00%	01/20/27	833,000	890,894	(4)
ESAL GmbH	USD	6.25%	02/05/23	1,509,000	1,427,416	(4)
Gol Linhas Aereas Inteligentes SA	USD	7.00%	01/31/25	1,543,000	1,527,570	(4)
JSL Europe SA	USD	7.75%	07/26/24	1,909,000	1,959,111	(4)
Marfig Global Foods SA	USD	6.88%	01/19/25	1,049,000	1,005,729	(4)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	274,000	284,138	(4)
Minerva Luxembourg SA	USD	6.50%	09/20/26	3,274,000	3,249,445	(4)
Petrobras Global Finance BV:
	USD	8.75%	05/23/26	13,994,000	16,407,265
	USD	7.38%	01/17/27	9,826,000	10,651,384
	USD	6.00%	01/27/28	5,808,000	5,735,400	(4)
Rumo Luxembourg Sarl	USD	5.88%	01/18/25	1,607,000	1,596,956	(4)
					48,309,261

Chile - 0.19%
Geopark, Ltd.	USD	6.50%	09/21/24	2,393,000	2,410,947	(4)

China - 1.85%
Industrial & Commercial Bank of China, Ltd.	USD	6.00%	Perpetual	5,844,000	6,041,235	(2)(8)
Sinochem Overseas Capital Co. Ltd.	USD	6.30%	11/12/40	3,754,000	4,689,084	(2)
Sinopec Group Overseas Development Ltd.:
	USD	4.38%	10/17/23	2,706,000	2,798,656	(2)
	USD	4.38%	04/10/24	6,528,000	6,728,988	(4)
	USD	3.50%	05/03/26	3,063,000	2,966,815	(4)
					23,224,778

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia - 0.10%
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,339,000	$1,308,069	(4)

Costa Rica - 0.26%
Banco Nacional de Costa Rica	USD	5.88%	04/25/21	3,167,000	3,262,010	(4)

Ecuador - 0.48%
EP PetroEcuador via Noble Sovereign Funding I, Ltd.	USD	3M US L + 5.63%	09/24/19	2,693,158	2,749,714	(1)
Petroamazonas EP:
	USD	4.63%	02/16/20	2,410,000	2,368,102	(4)
	USD	4.63%	11/06/20	891,000	862,043	(4)
					5,979,859

India - 0.21%
Vedanta Resources PLC	USD	6.13%	08/09/24	2,608,000	2,621,040	(4)

Indonesia - 2.37%
PT Bumi Resources TBK (Eterna Capital Pte Ltd)	USD	6.00% PIK	12/11/22	2,350,000	2,541,525	(1)(9)
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	431,000	447,897	(4)
Indo Energy Finance II BV	USD	6.38%	01/24/23	1,592,000	1,606,791	(2)
Pertamina Persero PT:
	USD	4.88%	05/03/22	5,605,000	5,834,105	(4)
	USD	4.30%	05/20/23	3,000,000	3,048,646	(4)
	USD	6.00%	05/03/42	796,000	857,475	(4)
	USD	6.00%	05/03/42	1,922,000	2,070,436	(2)
	USD	5.63%	05/20/43	4,428,000	4,551,408	(2)
	USD	6.45%	05/30/44	7,649,000	8,707,737	(2)
Pt Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	50	(5)(7)
					29,666,070

Jamaica - 0.22%
Digicel Group, Ltd.	USD	7.13%	04/01/22	3,167,000	2,749,352	(4)

Kazakhstan - 1.68%
KazMunayGas National Co. JSC:
	USD	7.00%	05/05/20	1,086,000	1,163,377	(4)
	USD	7.00%	05/05/20	1,434,000	1,536,173	(2)
	USD	6.38%	04/09/21	9,401,000	10,106,075	(4)
KazTransGas JSC	USD	4.38%	09/26/27	6,433,000	6,175,680	(4)
Nostrum Oil & Gas Finance BV	USD	7.00%	02/16/25	2,076,000	2,037,075	(4)
					21,018,380

Mexico - 5.49%
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	2,321,000	2,376,124	(4)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	4,845,000	4,778,381	(2)
	USD	3.80%	08/11/26	5,559,000	5,482,564	(4)
Comision Federal de Electricidad	USD	4.88%	01/15/24	1,538,000	1,593,752	(4)
Petroleos Mexicanos:
	USD	4.50%	01/23/26	1,723,000	1,670,233
	USD	6.50%	03/13/27	4,353,000	4,650,963	(4)
	USD	6.50%	03/13/27	9,820,000	10,492,179	(2)
	USD	9.50%	09/15/27	1,062,000	1,300,684
	USD	6.50%	06/02/41	1,183,000	1,182,704
	USD	6.38%	01/23/45	6,751,000	6,565,348
	USD	5.63%	01/23/46	5,375,000	4,826,481
	USD	6.75%	09/21/47	772,000	784,584	(2)
	USD	6.75%	09/21/47	11,061,000	11,241,294	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Mexico (continued)
Petroleos Mexicanos: (continued)
	USD	6.75%	09/21/47	11,669,000	$11,859,205
					68,804,496

Nigeria - 0.22%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	2,630,000	2,810,813	(4)

Peru - 0.21%
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	3,363,996	2,590,277	(5)

Russia - 0.42%
Sberbank of Russia PJSC	USD	5.50%	02/26/24	5,165,000	5,248,931	(4)

Thailand - 0.22%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	2,804,000	2,828,535	(4)(8)

Turkey - 0.38%
Turkiye Garanti Bankasi AS	USD	6.13%	05/24/27	3,359,000	3,347,244	(4)
Turkiye Is Bankasi AS	USD	7.00%	06/29/28	1,446,000	1,449,615	(4)
					4,796,859

Venezuela - 1.25%
Petroleos de Venezuela SA	USD	6.00%	05/16/24	60,489,976	15,657,830	(2)(6)

TOTAL CORPORATE BONDS					258,574,756
(Cost $262,731,905)

CREDIT LINKED NOTES - 0.54%
Iraq - 0.54%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.59%	01/01/28	647,723,810	4,649,624	(1)(7)
	JPY	2.86%	01/01/28	295,794,158	2,179,055	(1)(7)
					6,828,679

TOTAL CREDIT LINKED NOTES					6,828,679
(Cost $8,836,412)

SHORT TERM INVESTMENTS - 1.13%
Money Market Mutual Funds - 1.13%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.54%	N/A	14,206,778	14,206,778

TOTAL SHORT TERM INVESTMENTS					14,206,778
(Cost $14,205,639)

Total Investments - 98.89%					1,239,846,659
(Cost $1,224,574,408)
Other Assets In Excess of Liabilities - 1.11%					13,869,876	(10)

Net Assets - 100.00%					$1,253,716,535

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EGP	-	Egyptian Pound
EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
3M US L - 3 Month LIBOR as of February 28, 2018 was 2.02%
6M US L - 6 Month LIBOR as of February 28, 2018 was 2.22%

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2018, the aggregate market value of those securities was $362,392,003, which represents approximately 28.91% of net assets.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2018.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $423,648,704, which represents approximately 33.79% of net assets as of February 28, 2018.

(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(6)	Security is in default and therefore is non-income producing.

(7)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(8)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

(9)	Payment-in-kind securities.

(10)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	JPY	737,412,000	Purchase	03/09/18	$6,915,102	$25,032
J.P. Morgan Chase & Co.	EUR	78,047,750	Sale	03/09/18	95,274,075	2,081,609
J.P. Morgan Chase & Co.	EUR	74,004,700	Sale	04/09/18	90,563,223	100,379
						$2,207,020

Citigroup Global Markets	JPY	732,638,400	Sale	04/09/18	$6,886,014	$(24,225)
J.P. Morgan Chase & Co.	EUR	78,047,750	Purchase	03/09/18	95,274,074	(142,002)
J.P. Morgan Chase & Co.	JPY	737,412,000	Sale	03/09/18	6,915,102	(135,349)
						$(301,576)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments

February 28, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 86.22%
Automotive - 1.50%
Allison Transmission	USD	4.75%	10/01/27	640,000	$628,800	(1)
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	940,000	1,008,150	(1)
					1,636,950

Building Products - 3.33%
American Woodmark Corp.	USD	4.88%	03/15/26	495,000	492,525	(1)
Beacon Escrow Corp.	USD	4.88%	11/01/25	290,000	284,287	(1)
Griffon Corp.	USD	5.25%	03/01/22	815,000	820,094
Norbord, Inc.	USD	6.25%	04/15/23	505,000	542,395	(1)
Standard Industries, Inc.	USD	5.38%	11/15/24	495,000	508,612	(1)
Summit Materials LLC / Summit Materials Finance Corp.	USD	6.13%	07/15/23	435,000	450,225
US Concrete, Inc.	USD	6.38%	06/01/24	495,000	528,413
					3,626,551

Chemicals - 3.96%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	785,000	790,887	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	965,000	949,319
INEOS Group Holdings SA	USD	5.63%	08/01/24	150,000	152,812	(1)
Platform Specialty Products Corp.	USD	5.88%	12/01/25	720,000	717,300	(1)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	5.38%	09/01/25	920,000	932,650	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	735,000	769,913	(1)
					4,312,881

Consumer Products - 1.62%
ACCO Brands Corp.	USD	5.25%	12/15/24	355,000	357,662	(1)
Energizer Holdings, Inc.	USD	5.50%	06/15/25	720,000	721,800	(1)
Revlon Consumer Products Corp.:
	USD	5.75%	02/15/21	330,000	266,475
	USD	6.25%	08/01/24	600,000	415,500
					1,761,437

Containers/Packaging - 2.75%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	6.00%	02/15/25	700,000	719,250	(1)
Berry Global, Inc.	USD	4.50%	02/15/26	265,000	258,375	(1)
BWAY Holding Co.	USD	7.25%	04/15/25	460,000	476,100	(1)
Crown Holdings, Inc.	USD	4.75%	02/01/26	540,000	533,250	(1)
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	380,000	385,462	(1)
Plastipak Holdings, Inc.	USD	6.25%	10/15/25	605,000	618,613	(1)
					2,991,050

Diversified Manufacturing - 0.83%
SPX FLOW, Inc.	USD	5.63%	08/15/24	885,000	904,913	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Drillers/Services - 3.30%
Ensco PLC	USD	7.75%	02/01/26	615,000	$583,481
FTS International, Inc.	USD	6.25%	05/01/22	475,000	477,375
Nabors Industries, Inc.	USD	5.50%	01/15/23	760,000	758,100
Rowan Cos., Inc.	USD	7.38%	06/15/25	962,000	954,785
SESI LLC:
	USD	7.13%	12/15/21	415,000	423,819
	USD	7.75%	09/15/24	380,000	396,150	(1)
					3,593,710

Electric - 5.35%
Calpine Corp.	USD	5.75%	01/15/25	1,070,000	1,005,800
Covanta Holding Corp.	USD	5.88%	07/01/25	985,000	982,537
Dynegy, Inc.:
	USD	8.00%	01/15/25	785,000	856,632	(1)
	USD	8.13%	01/30/26	415,000	455,981	(1)
GenOn Energy, Inc.	USD	9.50%	10/15/18	1,337,000	1,119,738	(2)
NRG Energy, Inc.:
	USD	6.25%	07/15/22	710,000	736,625
	USD	5.75%	01/15/28	670,000	663,166	(1)
					5,820,479

Exploration & Production - 9.46%
Callon Petroleum Co.	USD	6.13%	10/01/24	470,000	481,750
Continental Resources, Inc.:
	USD	5.00%	09/15/22	600,000	610,500
	USD	4.90%	06/01/44	970,000	934,837
Diamondback Energy, Inc.:
	USD	4.75%	11/01/24	730,000	722,700
	USD	5.38%	05/31/25	190,000	190,475	(1)
EP Energy LLC / Everest Acquisition Finance, Inc.:
	USD	9.38%	05/01/24	714,000	530,145	(1)
	USD	8.00%	02/15/25	430,000	297,775	(1)
Laredo Petroleum, Inc.	USD	5.63%	01/15/22	725,000	721,375
Murphy Oil Corp.:
	USD	4.45%	12/01/22	325,000	321,750
	USD	6.88%	08/15/24	430,000	453,168
Oasis Petroleum, Inc.	USD	6.88%	03/15/22	763,000	783,506
QEP Resources, Inc.	USD	5.25%	05/01/23	930,000	927,675
Range Resources Corp.	USD	5.00%	03/15/23	675,000	663,188
RSP Permian, Inc.	USD	5.25%	01/15/25	415,000	420,188
SM Energy Co.:
	USD	6.13%	11/15/22	605,000	614,075
	USD	5.63%	06/01/25	295,000	281,725
Southwestern Energy Co.	USD	6.70%	01/23/25	800,000	788,000
Whiting Petroleum Corp.	USD	6.63%	01/15/26	550,000	558,250	(1)
					10,301,082

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Food/Beverage/Tobacco - 4.18%
B&G Foods, Inc.	USD	5.25%	04/01/25	410,000	$395,650
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	435,000	455,119	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	615,000	614,139	(1)
Dean Foods Co.	USD	6.50%	03/15/23	480,000	470,400	(1)
Pilgrim's Pride Corp.:
	USD	5.88%	09/30/27	265,000	258,375	(1)
	USD	5.75%	03/15/25	560,000	558,600	(1)
Pinnacle Foods Finance LLC / Pinnacle Food Finance Corp., Series WI	USD	5.88%	01/15/24	710,000	744,612
Post Holdings, Inc.:
	USD	5.50%	03/01/25	425,000	428,719	(1)
	USD	5.00%	08/15/26	655,000	623,887	(1)
					4,549,501

Gaming - 3.46%
Boyd Gaming Corp., Series WI	USD	6.38%	04/01/26	280,000	295,050
Eldorado Resorts, Inc.	USD	6.00%	04/01/25	229,000	237,015
Golden Nugget, Inc.	USD	6.75%	10/15/24	530,000	544,575	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	700,000	749,875	(1)
MGM Growth Properties Operating Partnership	USD	4.50%	09/01/26	480,000	459,600
Pinnacle Entertainment, Inc.	USD	5.63%	05/01/24	715,000	758,265
Scientific Games Corp.	USD	5.00%	10/15/25	725,000	718,656	(1)
					3,763,036

Gas Pipelines - 0.46%
Targa Resources Partners LP	USD	4.25%	11/15/23	510,000	499,163

Healthcare - 5.08%
CHS/Community Health Systems, Inc.	USD	6.25%	03/31/23	1,000,000	915,000
DaVita, Inc.	USD	5.00%	05/01/25	365,000	358,613
Encompass Health Corp.	USD	5.75%	11/01/24	680,000	691,900
Envision Healthcare Corp.:
	USD	5.63%	07/15/22	590,000	604,750
	USD	6.25%	12/01/24	360,000	380,700	(1)
HCA, Inc.	USD	5.38%	02/01/25	790,000	805,065
Hologic, Inc.	USD	4.38%	10/15/25	360,000	352,350	(1)
Team Health Holdings, Inc.	USD	6.38%	02/01/25	715,000	657,800	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	795,000	763,697	(1)
					5,529,875

Industrial Other - 4.06%
AECOM	USD	5.13%	03/15/27	625,000	606,844
Gates Global LLC / Gates Global Co.	USD	6.00%	07/15/22	360,000	366,581	(1)
MasTec, Inc.	USD	4.88%	03/15/23	933,000	935,332
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	835,000	876,750
RBS Global, Inc. / Rexnord LLC	USD	4.88%	12/15/25	375,000	370,312	(1)
Waste Pro USA, Inc.	USD	5.50%	02/15/26	575,000	579,313	(1)
Welbilt, Inc.	USD	9.50%	02/15/24	265,000	295,475
Wrangler Buyer Corp.	USD	6.00%	10/01/25	380,000	386,650	(1)
					4,417,257

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Leisure - 2.35%
AMC Entertainment Holdings, Inc.	USD	5.75%	06/15/25	1,035,000	$1,010,419
Cinemark USA, Inc.	USD	4.88%	06/01/23	871,000	869,911
Regal Entertainment Group	USD	5.75%	02/01/25	655,000	673,012
					2,553,342

Media Cable - 7.26%
Cablevision Systems Corp.	USD	5.88%	09/15/22	1,239,000	1,242,097
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	775,000	746,906	(1)
	USD	5.50%	05/01/26	760,000	761,900	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	1,990,000	1,967,612
Quebecor Media, Inc.	USD	5.75%	01/15/23	601,000	626,542
SFR Group SA	USD	7.38%	05/01/26	275,000	266,489	(1)
Unitymedia GmbH	USD	6.13%	01/15/25	365,000	384,601	(1)
UPC Holding BV	USD	5.50%	01/15/28	240,000	226,200	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	430,000	428,117	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	635,000	644,049	(1)
Ziggo Secured Finance BV	USD	5.50%	01/15/27	630,000	605,588	(1)
					7,900,101

Media Other - 4.95%
AMC Networks, Inc.	USD	4.75%	08/01/25	540,000	524,475
Block Communications, Inc.	USD	6.88%	02/15/25	1,010,000	1,050,400	(1)
EW Scripps Co.	USD	5.13%	05/15/25	375,000	360,938	(1)
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	575,000	579,312	(1)
Sinclair Television Group, Inc.	USD	5.63%	08/01/24	685,000	696,988	(1)
Sirius XM Radio, Inc.	USD	5.00%	08/01/27	605,000	591,206	(1)
TEGNA, Inc.	USD	6.38%	10/15/23	609,000	637,166
Tribune Media Co.	USD	5.88%	07/15/22	925,000	948,125
					5,388,610

Metals/Mining/Steel - 2.21%
AK Steel Corp.	USD	7.00%	03/15/27	525,000	536,484
Coeur Mining, Inc.	USD	5.88%	06/01/24	800,000	797,000
Commercial Metals Co.	USD	5.38%	07/15/27	500,000	504,688
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	540,000	567,162
					2,405,334

Paper/Forest Products - 2.73%
Boise Cascade Co.	USD	5.63%	09/01/24	770,000	796,950	(1)
Cascades, Inc.	USD	5.50%	07/15/22	800,000	816,000	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	750,000	757,500
Mercer International, Inc.:
	USD	7.75%	12/01/22	178,000	188,457
	USD	5.50%	01/15/26	420,000	418,950	(1)
					2,977,857

Pharmaceuticals - 2.39%
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	830,000	599,156	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	879,000	739,459	(1)
Valeant Pharmaceuticals International, Inc.:
	USD	6.50%	03/15/22	480,000	501,000	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc.: (continued)
	USD	5.88%	05/15/23	860,000	$767,550	(1)
					2,607,165

Retail Food/Drug - 1.46%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's Inc / Albertson's LLC, Series WI	USD	6.63%	06/15/24	490,000	453,862
Fresh Market, Inc.	USD	9.75%	05/01/23	840,000	573,300	(1)
Safeway, Inc.	USD	7.25%	02/01/31	668,000	561,120
					1,588,282

Retail Non Food/Drug - 0.90%
JC Penney Corp., Inc.	USD	7.40%	04/01/37	930,000	674,250
PetSmart, Inc.	USD	7.13%	03/15/23	475,000	305,140	(1)
					979,390

Satellite - 1.12%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	595,000	610,054
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	735,000	610,050
					1,220,104

Services Other - 2.00%
Matthews International Corp.	USD	5.25%	12/01/25	680,000	683,400	(1)
Weight Watchers International, Inc.	USD	8.63%	12/01/25	785,000	852,706	(1)
West Corp.	USD	8.50%	10/15/25	660,000	643,500	(1)
					2,179,606

Technology - 3.43%
Entegris, Inc.	USD	4.63%	02/10/26	675,000	666,562	(1)
Nuance Communications, Inc.	USD	5.63%	12/15/26	865,000	880,137
PTC, Inc.	USD	6.00%	05/15/24	310,000	326,663
Seagate HDD Cayman	USD	4.88%	06/01/27	1,255,000	1,201,746
Symantec Corp.	USD	5.00%	04/15/25	250,000	255,651	(1)
Western Digital Corp.	USD	4.75%	02/15/26	405,000	408,797
					3,739,556

Textile/Apparel - 0.51%
Levi Strauss & Co.	USD	5.00%	05/01/25	543,000	557,943

Wireless - 3.41%
Sprint Capital Corp.	USD	8.75%	03/15/32	1,555,000	1,691,062
T-Mobile USA, Inc.:
	USD	6.50%	01/15/26	710,000	763,250
	USD	5.38%	04/15/27	465,000	476,625
Wind Tre S.p.A.	USD	5.00%	01/20/26	895,000	777,272	(1)
					3,708,209

Wirelines - 2.16%
CenturyLink, Inc., Series WI	USD	5.63%	04/01/25	275,000	250,250

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wirelines (continued)
Frontier Communications Corp.	USD	9.00%	08/15/31	1,600,000	$1,024,000
Windstream Services LLC	USD	7.50%	04/01/23	336,000	238,350
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	830,000	836,225	(1)
					2,348,825

TOTAL CORPORATE BONDS					93,862,209
(Cost $93,980,318)

BANK LOANS - 10.67%(3)
Automotive - 0.86%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	930,000	934,650

Building Products - 0.37%
Summit Materials, LLC - Term Loan B	USD	1M US L + 2.25%	11/21/24	400,000	403,100

Chemicals - 0.67%
MacDermid, Inc. (Platform Specialty Products Corporation) - Tranche B-7 Term Loan	USD	1M US L + 2.50%	06/07/20	722,632	725,944

Construction Machinery - 0.58%
Gardner Denver, Inc. - Tranche B-1 Dollar Term Loan	USD	1M US L + 2.75%	07/30/24	628,425	631,218

Containers/Packaging - 1.49%
Flex Acquisition Co., Inc. (Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	774,150	779,069
Twist Beauty International Holdings SA - Facility B	USD	6M US L + 3.75%	04/22/24	830,825	838,787
					1,617,856

Diversified Manufacturing - 0.68%
Blount International, Inc. - Refinancing Term Loan	USD	1M US L + 4.25%	04/12/23	733,587	745,279

Industrial Other - 1.71%
Filtration Group Corp. - Term Loan (First Lien)	USD	3M US L + 3.00%	11/23/20	727,097	735,201
Gates Global LLC - Initial B-2 Dollar Term Loan	USD	3M US L + 2.75%	04/01/24	687,185	692,714
Welbilt, Inc. (Manitowoc Foodservice, Inc.) - Term B Loan	USD	1M US L + 2.75%	03/03/23	426,308	430,438
					1,858,353

Leisure - 0.69%
Crown Finance US, Inc. (Cineworld Finance Inc.) - Term Loan (First Lien)	USD	L + 2.50%	02/07/25	750,000	749,896	(4)

Metals/Mining/Steel - 0.25%
Air Medical Group Holdings, Inc. - Initial Term Loan	USD	3M US L + 3.25%	04/28/22	275,259	275,259

Technology - 2.86%
Avaya Inc. - Initial Term Loan	USD	1M US L + 4.75%	12/15/24	1,355,000	1,362,864
SS&C Technologies - Term Loan B3 (First Lien)	USD	L + 2.50%	02/28/25	604,393	602,882	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Technology (continued)
SS&C Technologies - Term Loan B4 (First Lien)	USD	L + 2.50%	02/27/25	215,607	$215,068	(4)
Vertiv Group Corp. (Cortes NP Acquisition Corp.) - Term B Loan	USD	1M US L + 4.00%	11/30/23	925,485	931,547
					3,112,361

Utility Non Electric/Gas - 0.51%
Lightstone Holdco LLC - Refinancing Term B Loan	USD	1M US L + 3.75%	03/29/18	519,570	523,513
Lightstone Holdco LLC - Refinancing Term C Loan	USD	1M US L + 3.75%	03/29/18	32,991	33,241
					556,754

TOTAL BANK LOANS					11,610,670
(Cost $11,523,458)

COMMON/PREFERRED STOCKS - 0.90%
Denbury Resources, Inc.	USD			47,950	105,011	(5)
Gener8 Maritime, Inc.	USD			44	244	(5)
Midstates Petroleum Co., Inc.	USD			11	148	(5)
Quicksilver, Inc.	USD			10,219	129,373	(5)(6)
Vistra Energy Corp.	USD			39,599	750,401	(5)

TOTAL COMMON/PREFERRED STOCKS					985,177
(Cost $991,493)

RIGHTS - 0.05%
Electric - 0.05%
Vistra Energy Corp.
expires 10/01/2020, strike price $1.350	USD			75,699	52,989	(5)

TOTAL RIGHTS					52,989
(Cost $102,194)

WARRANTS - 0.01%
Exploration & Production - 0.01%
Halcon Resources Corp.
expires 09/09/2020, strike price $0.010	USD			9,675	6,869	(5)

Midstates Petroleum Co., Inc.
expires 04/21/2020, strike price $0.010	USD			3,315	33	(5)(6)

TOTAL WARRANTS					6,902
(Cost $129)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 2.34%
Money Market Mutual Funds - 2.34%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.54%	N/A	2,548,028	$2,548,029

TOTAL SHORT TERM INVESTMENTS					2,548,029
(Cost $2,547,936)

Total Investments - 100.19%					109,065,976
(Cost $109,145,528)
Liabilities in Excess of Other Assets - (0.19)%					(209,121)

Net Assets - 100.00%					$108,856,855

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of February 28, 2018 was 1.67%

3M US L - 3 Month LIBOR as of February 28, 2018 was 2.02%

6M US L - 6 Month LIBOR as of February 28, 2018 was 2.22%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $42,607,593, which represents approximately 39.14% of net assets as of February 28, 2018.
(2)	Security is in default and therefore is non-income producing.
(3)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(4)	All or a portion of this position has not settled as of February 28, 2018. The interest rate shown represents the stated spread over the LIBOR rate. The Fund will not accrue interest until the settlement date, at which point LIBOR will be established.
(5)	Non-income producing security.
(6)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments

February 28, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 75.10%
Brazil - 11.29%
Nota Do Tesouro Nacional:
	BRL	0.00%	07/01/20	63,710,000	$16,380,273	(1)
	BRL	10.00%	01/01/21	181,331,000	58,073,235
	BRL	10.00%	01/01/23	57,270,000	18,263,734
	BRL	10.00%	01/01/25	78,968,000	25,032,562
	BRL	10.00%	01/01/27	9,800,000	3,095,698
					120,845,502

Chile - 0.31%
Republic of Chile	CLP	4.50%	02/28/21	1,930,000,000	3,329,454

Colombia - 5.72%
Bogota Distrio Capital	COP	9.75%	07/26/28	31,352,000,000	11,887,791	(2)
Republic of Colombia:
	COP	7.75%	04/14/21	23,155,000,000	8,526,276
	COP	10.00%	07/24/24	23,744,700,000	9,898,704
	COP	7.50%	08/26/26	46,320,300,000	17,100,082
	COP	9.85%	06/28/27	31,977,000,000	13,847,409
					61,260,262

Dominican Republic - 0.17%
Dominican Republic	DOP	8.90%	02/15/23	85,200,000	1,775,899	(3)

Egypt - 0.97%
Republic of Egypt Treasury Bill:
	EGP	0.00%	03/27/18	30,125,000	1,683,810	(1)
	EGP	0.00%	06/19/18	89,725,000	4,832,804	(1)
	EGP	0.00%	08/07/18	74,200,000	3,901,463	(1)
					10,418,077

Indonesia - 10.33%
Republic of Indonesia:
	IDR	7.88%	04/15/19	42,077,000,000	3,154,589
	IDR	8.25%	07/15/21	158,345,000,000	12,265,878
	IDR	7.00%	05/15/22	256,080,000,000	19,212,752
	IDR	11.00%	09/15/25	86,142,000,000	7,855,441
	IDR	8.38%	09/15/26	68,677,000,000	5,527,228
	IDR	7.00%	05/15/27	38,000,000,000	2,812,307
	IDR	6.13%	05/15/28	149,010,000,000	10,486,029
	IDR	9.00%	03/15/29	105,132,000,000	8,765,142
	IDR	8.25%	06/15/32	251,700,000,000	19,941,392
	IDR	6.63%	05/15/33	129,002,000,000	8,993,593
	IDR	8.38%	03/15/34	141,460,000,000	11,279,451
	IDR	8.25%	05/15/36	2,900,000,000	227,807
					110,521,609

Iraq - 0.05%
Republic of Iraq	USD	5.80%	01/15/28	500,000	483,437	(2)

Malaysia - 2.96%
Malaysian Government:
	MYR	3.65%	10/31/19	4,940,000	1,268,295
	MYR	3.62%	11/30/21	12,040,000	3,089,150
	MYR	3.48%	03/15/23	12,426,000	3,125,612
	MYR	4.18%	07/15/24	50,343,000	13,013,113

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Malaysia (continued)
Malaysian Government: (continued)
	MYR	3.96%	09/15/25	10,125,000	$2,574,547
	MYR	4.39%	04/15/26	9,607,000	2,504,154
	MYR	4.50%	04/15/30	11,241,000	2,878,432
	MYR	3.84%	04/15/33	13,644,000	3,250,966
					31,704,269

Mexico - 4.80%
Mexican Bonos:
	MXN	7.50%	06/03/27	320,640,000	16,870,355
	MXN	7.75%	05/29/31	191,405,000	10,162,037
	MXN	7.75%	11/23/34	121,616,000	6,434,166
	MXN	10.00%	11/20/36	47,726,000	3,069,986
	MXN	8.50%	11/18/38	156,352,000	8,849,482
	MXN	7.75%	11/13/42	114,450,000	5,993,785
					51,379,811

Peru - 0.77%
Republic of Peru:
	PEN	6.35%	08/12/28	4,030,000	1,383,792	(3)
	PEN	6.95%	08/12/31	18,987,000	6,828,734	(3)
					8,212,526

Poland - 4.78%
Republic of Poland:
	PLN	4.00%	10/25/23	48,710,000	15,166,287
	PLN	3.25%	07/25/25	104,986,000	31,055,048
	PLN	2.50%	07/25/26	17,740,000	4,933,191
					51,154,526

Romania - 1.54%
Romania Government:
	RON	3.25%	04/29/24	11,235,000	2,779,923
	RON	4.75%	02/24/25	9,155,000	2,459,776
	RON	5.80%	07/26/27	39,130,000	11,263,582
					16,503,281

Russia - 11.69%
Russian Federation:
	RUB	6.40%	05/27/20	1,450,090,000	25,783,665
	RUB	7.60%	04/14/21	714,800,000	13,092,620
	RUB	7.50%	08/18/21	111,490,000	2,042,104
	RUB	7.40%	12/07/22	550,335,000	10,126,574
	RUB	7.00%	08/16/23	263,323,000	4,773,261
	RUB	7.75%	09/16/26	1,207,901,000	22,672,625
	RUB	8.15%	02/03/27	899,971,000	17,374,932
	RUB	7.05%	01/19/28	183,273,000	3,286,641
	RUB	8.50%	09/17/31	1,176,492,000	23,372,474
	RUB	7.70%	03/23/33	137,615,000	2,557,852
					125,082,748

South Africa - 11.11%
Republic of South Africa:
	ZAR	7.75%	02/28/23	288,212,390	24,712,575
	ZAR	10.50%	12/21/26	108,354,721	10,538,131
	ZAR	7.00%	02/28/31	257,040,105	18,997,958
	ZAR	6.25%	03/31/36	495,913,040	32,046,783
	ZAR	6.50%	02/28/41	165,140,000	10,588,581
	ZAR	8.75%	02/28/48	267,804,410	21,984,081
					118,868,109

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Thailand - 2.45%
Thailand Government:
	THB	3.88%	06/13/19	31,450,000	$1,034,588
	THB	2.55%	06/26/20	257,950,000	8,427,364
	THB	1.20%	07/14/21	249,595,964	7,958,350
	THB	3.58%	12/17/27	163,330,000	5,672,218
	THB	4.68%	06/29/44	78,759,000	3,177,645
					26,270,165

Turkey - 4.71%
Republic of Turkey:
	TRY	9.20%	09/22/21	3,613,225	866,356
	TRY	9.50%	01/12/22	13,191,710	3,194,257
	TRY	11.00%	03/02/22	12,230,000	3,101,334
	TRY	8.50%	09/14/22	36,053,420	8,355,403
	TRY	7.10%	03/08/23	27,463,000	5,963,621
	TRY	10.40%	03/20/24	16,856,600	4,199,185
	TRY	9.00%	07/24/24	24,634,850	5,733,443
	TRY	10.60%	02/11/26	25,301,100	6,299,485
	TRY	11.00%	02/24/27	50,016,000	12,735,890
					50,448,974

Ukraine - 0.64%
Ukraine Government	USD	0.00%	05/31/40	9,970,000	6,829,450	(6)

Uruguay - 0.81%
Oriental Republic of Uruguay:
	UYU	9.88%	06/20/22	65,880,000	2,365,818	(2)
	UYU	9.88%	06/20/22	83,838,000	3,010,708	(3)
	UYU	8.50%	03/15/28	98,390,000	3,257,084	(3)
					8,633,610

TOTAL SOVEREIGN DEBT OBLIGATIONS					803,721,709
(Cost $795,299,663)

CORPORATE BONDS - 6.48%
Mexico - 6.48%
America Movil SAB de CV	MXN	6.00%	06/09/19	364,230,000	18,738,359
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	562,054,300	26,443,967	(2)
	MXN	7.47%	11/12/26	520,590,000	24,117,537
					69,299,863

TOTAL CORPORATE BONDS					69,299,863
(Cost $76,416,613)

CREDIT LINKED NOTES - 1.05%
Egypt - 1.05%
Republic of Egypt (Counterparty: J.P. Morgan Chase)	EGP	0.00%	08/07/18	214,000,000	11,206,523	(1)(4)

TOTAL CREDIT LINKED NOTES					11,206,523
(Cost $11,306,401)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 0.82%
Money Market Mutual Funds - 0.82%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.54%	N/A	8,787,451	$8,787,451

TOTAL SHORT TERM INVESTMENTS					8,787,451
(Cost $8,787,151)

Total Investments - 83.45%					893,015,546
(Cost $891,809,828)
Other Assets In Excess of Liabilities - 16.55%					177,124,288	(5)

Net Assets - 100.00%					$1,070,139,834

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS	-	Argentine Peso
BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
DOP	-	Dominican Peso
EGP	-	Egyptian Pound
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	New Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2018, the aggregate market value of those securities was $41,181,012, which represents approximately 3.85% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,256,217, which represents approximately 1.52% of net assets as of February 28, 2018.
(4)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(5)	Includes cash which is being held as collateral for forward foreign currency contracts.
(6)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	BRL	16,403,599	Purchase	03/02/18	$5,052,080	$21,844
Citigroup Global Markets	BRL	16,403,599	Sale	03/02/18	5,052,080	145,511
Citigroup Global Markets	COP	73,186,447,653	Purchase	03/09/18	25,536,215	32,156
Citigroup Global Markets	COP	31,137,393,331	Sale	03/23/18	10,860,256	2,257
Citigroup Global Markets	IDR	54,812,722,920	Sale	03/28/18	3,979,404	18,023
Citigroup Global Markets	MXN	593,886,355	Sale	04/12/18	31,291,566	395,893
Citigroup Global Markets	PEN	22,342,301	Sale	03/23/18	6,833,660	55,945
Citigroup Global Markets	THB	477,822,676	Purchase	03/23/18	15,231,134	14,821
Deutsche Bank	PLN	90,286,022	Purchase	03/09/18	26,381,175	30,679
Deutsche Bank	TRY	55,325,309	Purchase	03/08/18	14,526,302	8,272
Goldman Sachs & Co.	CLP	21,458,145,460	Purchase	03/16/18	36,060,328	459,922
Goldman Sachs & Co.	CLP	2,420,184,460	Sale	03/16/18	4,067,110	29,890
Goldman Sachs & Co.	IDR	111,826,000,000	Sale	03/28/18	8,118,549	34,690
Goldman Sachs & Co.	MXN	164,193,956	Sale	04/12/18	8,651,295	109,781
Goldman Sachs & Co.	RON	23,626,425	Sale	03/09/18	6,191,955	46,045
Goldman Sachs & Co.	TRY	67,326,685	Purchase	03/08/18	17,677,402	14,817
Goldman Sachs & Co.	TRY	19,918,074	Purchase	03/15/18	5,218,278	57,018
Goldman Sachs & Co.	ZAR	202,055,138	Sale	04/06/18	17,039,493	337,259
J.P. Morgan Chase & Co.	ARS	86,464,378	Purchase	04/25/18	4,173,777	6,819
J.P. Morgan Chase & Co.	IDR	39,447,960,000	Sale	03/28/18	2,863,922	13,391
J.P. Morgan Chase & Co.	MXN	208,768,371	Sale	04/12/18	10,999,898	124,981
J.P. Morgan Chase & Co.	PEN	4,174,979	Sale	03/23/18	1,276,967	8,433
J.P. Morgan Chase & Co.	PLN	72,809,470	Purchase	03/09/18	21,274,605	27,531
J.P. Morgan Chase & Co.	RON	15,477,060	Sale	03/09/18	4,056,190	30,810
J.P. Morgan Chase & Co.	TRY	5,569,134	Purchase	03/15/18	1,459,041	16,821
						$2,043,609

Citigroup Global Markets	CZK	379,895,033	Purchase	03/15/18	$18,255,509	$(247,526)
Citigroup Global Markets	MXN	89,092,516	Purchase	03/09/18	4,720,669	(965)
Citigroup Global Markets	PLN	8,189,198	Purchase	03/09/18	2,392,847	(65,888)
Citigroup Global Markets	RUB	276,097,216	Sale	03/28/18	4,882,265	(27,552)
Goldman Sachs & Co.	CZK	374,558,087	Purchase	03/15/18	17,999,046	(241,383)
Goldman Sachs & Co.	INR	708,953,800	Purchase	03/26/18	10,850,873	(37,682)
Goldman Sachs & Co.	PLN	9,640,099	Purchase	03/09/18	2,816,794	(69,174)
Goldman Sachs & Co.	RON	29,442,154	Purchase	03/09/18	7,716,127	(158,423)
Goldman Sachs & Co.	RUB	243,749,000	Sale	03/28/18	4,310,247	(24,098)
J.P. Morgan Chase & Co.	ARS	112,121,290	Purchase	04/25/18	5,412,278	(127,722)
J.P. Morgan Chase & Co.	ARS	111,044,082	Purchase	05/21/18	5,276,912	(93,088)
J.P. Morgan Chase & Co.	COP	15,783,977,367	Sale	03/23/18	5,505,215	(7,966)
J.P. Morgan Chase & Co.	CZK	400,368,822	Purchase	03/15/18	19,239,358	(234,307)
J.P. Morgan Chase & Co.	MXN	899,512,594	Purchase	03/09/18	47,661,704	(28,854)
J.P. Morgan Chase & Co.	RON	21,567,481	Purchase	03/09/18	5,652,352	(117,285)
J.P. Morgan Chase & Co.	RUB	721,193,951	Sale	03/28/18	12,752,973	(79,993)
						$(1,561,906)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments

February 28, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

SOVEREIGN DEBT OBLIGATIONS - 1.76%
Argentina - 1.76%
Provincia de Buenos Aires	USD	7.88%	06/15/27	200,000	$208,750	(1)

TOTAL SOVEREIGN DEBT OBLIGATIONS					208,750
(Cost $207,477)

CORPORATE BONDS - 94.86%
Argentina - 3.68%
Cablevision SA	USD	6.50%	06/15/21	38,000	39,911	(1)
Pampa Energia SA:
	USD	7.38%	07/21/23	68,000	72,400	(1)
	USD	7.50%	01/24/27	43,000	45,180	(1)
Rio Energy SA / UGEN SA / UENSA SA	USD	6.88%	02/01/25	101,000	99,485	(1)
YPF SA	USD	8.50%	07/28/25	162,000	180,476	(1)
					437,452

Brazil - 9.58%
Adecoagro SA	USD	6.00%	09/21/27	94,000	89,563	(1)
Aegea Finance Sarl	USD	5.75%	10/10/24	27,000	27,026	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	71,000	77,035	(1)(2)
Cosan Luxembourg SA	USD	7.00%	01/20/27	39,000	41,710	(1)
Cosan, Ltd.	USD	5.95%	09/20/24	64,000	65,440	(1)
ESAL GmbH	USD	6.25%	02/05/23	86,000	81,350	(1)
Gol Linhas Aereas Inteligentes SA	USD	7.00%	01/31/25	151,000	149,490	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	84,000	84,840	(1)(2)
JSL Europe SA	USD	7.75%	07/26/24	83,000	85,179	(1)
Marfrig Global Foods SA	USD	6.88%	01/19/25	36,000	34,515	(1)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	17,000	17,629	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	104,000	103,220	(1)
Petrobras Global Finance BV:
	USD	6.25%	03/17/24	19,000	19,859
	USD	8.75%	05/23/26	25,000	29,311
	USD	7.25%	03/17/44	82,000	84,052
Rumo Luxembourg Sarl:
	USD	7.38%	02/09/24	30,000	32,156	(1)
	USD	5.88%	01/18/25	73,000	72,544	(1)
Vale Overseas, Ltd.	USD	6.88%	11/10/39	37,000	44,863
					1,139,782

Chile - 3.24%
Colbun SA	USD	4.50%	07/10/24	69,000	71,553	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	63,000	62,676	(1)
Empresa Nacional de Telecomunicaciones SA:
	USD	4.88%	10/30/24	25,000	25,750	(1)
	USD	4.75%	08/01/26	11,000	11,206	(1)
Enel Generacion Chile SA	USD	4.25%	04/15/24	35,000	35,787
Geopark, Ltd.	USD	6.50%	09/21/24	110,000	110,825	(1)
VTR Finance BV	USD	6.88%	01/15/24	65,000	68,003	(1)
					385,800

China - 8.03%
Country Garden Holdings Co., Ltd.	USD	4.75%	07/25/22	200,000	200,000
ENN Energy Holdings, Ltd.	USD	3.25%	07/24/22	200,000	194,750
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	100,000	92,750	(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
China (continued)
Industrial & Commercial Bank of China, Ltd.	USD	6.00%	Perpetual	110,000	$113,713	(2)(3)
Lenovo Group, Ltd.	USD	4.70%	05/08/19	350,000	354,306
					955,519

Colombia - 5.12%
Banco de Bogota SA	USD	6.25%	05/12/26	67,000	71,313	(1)
Bancolombia SA:
	USD	5.13%	09/11/22	44,000	45,760
	USD	4.88%	10/18/27	110,000	107,800
Ecopetrol SA:
	USD	5.38%	06/26/26	58,000	61,332
	USD	7.38%	09/18/43	76,000	90,417
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	144,000	140,674	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	49,000	47,775	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	44,000	44,055	(1)
					609,126

Ghana - 1.25%
Tullow Oil PLC:
	USD	6.25%	04/15/22	64,000	65,040	(3)
	USD	6.25%	04/15/22	82,000	83,333	(1)
					148,373

Guatemala - 0.99%
Comcel Trust via Comunicaciones Celulares SA	USD	6.88%	02/06/24	69,000	72,536	(1)
Energuate Trust	USD	5.88%	05/03/27	44,000	44,660	(1)
					117,196

Hong Kong - 3.48%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	214,000	212,127	(1)(2)
Towngas Finance, Ltd.	USD	4.75%	Perpetual	200,000	202,100	(2)
					414,227

India - 5.01%
ABJA Investment Co. Pte, Ltd.	USD	5.95%	07/31/24	200,000	207,698
Greenko Dutch BV:
	USD	4.88%	07/24/22	85,000	83,619	(1)
	USD	5.25%	07/24/24	54,000	52,852	(1)
Reliance Industries, Ltd.	USD	4.13%	01/28/25	40,000	40,027	(1)
Vedanta Resources PLC:
	USD	6.00%	01/31/19	66,000	67,320	(1)
	USD	6.38%	07/30/22	87,000	89,719	(1)
	USD	7.13%	05/31/23	51,000	54,239	(1)
					595,474

Indonesia - 6.39%
PT Bumi Resources TBK (Eterna Capital Pte Ltd.):
	USD	6.00% PIK	12/11/22	136,000	147,084	(4)(6)
	USD	8.00% PIK	12/11/22	60,000	60,600	(4)
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	40,000	41,568	(1)
Indo Energy Finance II BV	USD	6.38%	01/24/23	15,000	15,139	(3)
Minejesa Capital BV:
	USD	4.63%	08/10/30	80,000	78,328	(1)
	USD	5.63%	08/10/37	54,000	54,524	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia (continued)
Pratama Agung Pte, Ltd.	USD	6.25%	02/24/20	350,000	$362,726
					759,969

Israel - 2.27%
Delek & Avner Tamar Bond, Ltd.:
	USD	5.08%	12/30/23	76,000	77,187	(1)
	USD	5.41%	12/30/25	76,000	77,140	(1)
Teva Pharmaceutical Finance Co., BV	USD	2.95%	12/18/22	44,000	39,518
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	94,000	76,610
					270,455

Jamaica - 2.04%
Digicel Group, Ltd.:
	USD	8.25%	09/30/20	64,000	60,080	(1)
	USD	7.13%	04/01/22	32,000	27,780	(1)
	USD	7.13%	04/01/22	179,000	155,394	(3)
					243,254

Kazakhstan - 1.90%
KazTransGas JSC	USD	4.38%	09/26/27	111,000	106,560	(1)
Nostrum Oil & Gas Finance BV	USD	7.00%	02/16/25	122,000	119,713	(1)
					226,273

Kuwait - 0.79%
Equate Petrochemical BV	USD	4.25%	11/03/26	94,000	93,624	(1)

Macau - 4.05%
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	208,000	203,700	(1)
Studio City Co., Ltd.:
	USD	8.50%	12/01/20	47,000	48,131	(3)
	USD	7.25%	11/30/21	51,000	53,753	(1)
Wynn Macau, Ltd.:
	USD	4.88%	10/01/24	25,000	24,594	(1)
	USD	5.50%	10/01/27	154,000	152,075	(1)
					482,253

Malaysia - 1.69%
Axiata SPV2 Bhd	USD	3.47%	11/19/20	200,000	201,060

Mexico - 5.94%
Alfa SAB de CV	USD	5.25%	03/25/24	35,000	36,694	(1)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	85,000	87,019	(1)
Cemex SAB de CV	USD	7.75%	04/16/26	79,000	88,026	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	86,000	85,355	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	137,503	144,550	(1)
Petroleos Mexicanos	USD	4.25%	01/15/25	54,000	52,321
Sixsigma Networks Mexico SA de CV	USD	8.25%	11/07/21	117,000	123,727	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	71,000	88,928
					706,620

Morocco - 0.44%
OCP SA:
	USD	5.63%	04/25/24	21,000	22,129	(1)
	USD	4.50%	10/22/25	31,000	30,554	(1)
					52,683

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria - 1.18%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	131,000	$140,006	(1)

Peru - 2.76%
Cerro del Aguila SA	USD	4.13%	08/16/27	76,000	73,811	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	105,000	106,013	(1)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	83,000	82,793	(1)
Kallpa Generacion SA	USD	4.88%	05/24/26	64,000	65,920	(1)
					328,537

Saudi Arabia - 1.86%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	212,000	221,407	(1)

Singapore - 1.69%
United Overseas Bank, Ltd.	USD	3.75%	09/19/24	200,000	201,106

South Africa - 0.89%
Myriad International Holdings BV	USD	5.50%	07/21/25	99,000	106,178	(1)

South Korea - 1.36%
Korea Gas Corp.	USD	3.88%	02/12/24	63,000	63,752	(1)
Korea National Oil Corp.	USD	3.25%	07/10/24	100,000	97,500	(1)
					161,252

Thailand - 4.32%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	510,000	514,463	(1)(2)

Turkey - 4.80%
Akbank TAS	USD	5.13%	03/31/25	77,000	74,382	(1)
Turkiye Garanti Bankasi AS:
	USD	5.25%	09/13/22	138,000	138,862	(1)
	USD	6.13%	05/24/27	214,000	213,251	(1)
Turkiye Is Bankasi AS:
	USD	5.00%	04/30/20	129,000	129,968	(1)
	USD	7.00%	06/29/28	14,000	14,035	(1)
					570,498

Ukraine - 5.32%
Metinvest BV	USD	2.79% Cash + 6.58% PIK	12/31/21	198,311	203,517	(4)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	200,000	216,095	(3)(5)
Ukraine Railways Via Shortline PLC	USD	9.88%	09/15/21	200,000	213,000	(3)
					632,612

United Arab Emirates - 4.79%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	27,000	25,785	(1)
	USD	4.60%	11/02/47	312,000	304,980	(1)
MAF Global Securities, Ltd.	USD	5.50%	Perpetual	239,000	239,299	(2)
					570,064

TOTAL CORPORATE BONDS					11,285,263
(Cost $11,144,075)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 2.11%
Money Market Mutual Funds - 2.11%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.54%	N/A	251,273	$251,273

TOTAL SHORT TERM INVESTMENTS					251,273
(Cost $251,273)

Total Investments - 98.73%					11,745,286
(Cost $11,602,825)
Other Assets In Excess of Liabilities - 1.27%					151,403

Net Assets - 100.00%					$11,896,689

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,223,947, which represents approximately 60.72% of net assets as of February 28, 2018.
(2)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2018, the aggregate market value of those securities was $919,262, which represents approximately 7.73% of net assets.
(4)	Payment-in-kind securities.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2018.

(6)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2018 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments
February 28, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 40.97%
Aerospace/Defense - 0.86%
Northrop Grumman Corp.:
	USD	2.93%	01/15/25	50,000	$48,072
	USD	4.03%	10/15/47	50,000	48,216
					96,288

Automotive - 2.13%
Ford Motor Co.	USD	4.35%	12/08/26	75,000	74,036
General Motors Financial Co., Inc.	USD	4.30%	07/13/25	65,000	65,272
Hyundai Capital America:
	USD	2.55%	02/06/19	75,000	74,782	(1)
	USD	3.25%	09/20/22	25,000	24,571	(1)
					238,661

Banking - 9.30%
Bank of America Corp.:
Series GMTN	USD	3.30%	01/11/23	125,000	124,654
Series L	USD	3.95%	04/21/25	25,000	24,985
Capital One Financial Corp.	USD	3.75%	03/09/27	125,000	121,736
Citigroup, Inc.:
	USD	2.70%	03/30/21	25,000	24,699
	USD	4.40%	06/10/25	100,000	102,738
	USD	4.60%	03/09/26	25,000	25,860
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	48,815
Goldman Sachs Group, Inc.	USD	3.00%	04/26/22	100,000	98,652
ING Groep NV	USD	3.15%	03/29/22	75,000	74,404
Intesa Sanpaolo Ispim	USD	3.88%	07/14/27	125,000	119,536	(1)
JPMorgan Chase & Co.	USD	2.97%	01/15/23	50,000	49,222
Morgan Stanley, Series MTN	USD	4.10%	05/22/23	50,000	50,965
PNC Financial Services Group, Inc.	USD	3.90%	04/29/24	50,000	50,993
Wells Fargo & Co.:
	USD	2.10%	07/26/21	75,000	72,508
Series MTN	USD	3M US L + 1.31%	05/22/28	50,000	48,789	(2)
					1,038,556

Building Products - 0.43%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	48,277

Construction Machinery - 0.43%
John Deere Capital Corp., Series MTN	USD	2.15%	09/08/22	50,000	48,030

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Drillers/Services - 0.24%
Halliburton Co.	USD	5.00%	11/15/45	25,000	$27,131

Electric - 2.94%
DTE Energy Co., Series F	USD	3.85%	12/01/23	50,000	51,136
Enel Finance International NV	USD	2.88%	05/25/22	50,000	49,090	(1)
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	52,676
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	52,761
NSTAR Electric Co.	USD	3.20%	05/15/27	50,000	48,673
South Carolina Electric & Gas Co.	USD	4.10%	06/15/46	25,000	23,909
Southern Co.	USD	1.55%	07/01/18	50,000	49,877
					328,122

Exploration & Production - 1.44%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	50,000	59,733
Apache Corp.	USD	5.10%	09/01/40	50,000	51,445
Continental Resources, Inc.	USD	4.50%	04/15/23	50,000	50,750
					161,928

Food and Beverage - 1.65%
Anheuser-Busch InBev Finance, Inc.	USD	3.65%	02/01/26	50,000	49,634
Dr Pepper Snapple Group, Inc.:
	USD	3.43%	06/15/27	50,000	47,545	(1)
	USD	3.43%	06/15/27	10,000	9,509
Kraft Heinz Foods Co.	USD	4.88%	02/15/25	75,000	78,402	(1)
					185,090

Gas Pipelines - 3.21%
Boardwalk Pipelines LP	USD	4.95%	12/15/24	50,000	51,707
Dominion Energy, Inc.	USD	2.58%	07/01/20	50,000	49,429
EQT Midstream Partners LP	USD	4.00%	08/01/24	75,000	73,364
Kinder Morgan, Inc.	USD	5.55%	06/01/45	50,000	52,831
Sabine Pass Liquefaction LLC	USD	5.88%	06/30/26	50,000	54,685
Western Gas Partners LP	USD	5.45%	04/01/44	50,000	51,200
Williams Partners LP / ACMP Finance Corp.	USD	4.88%	03/15/24	25,000	26,144
					359,360

Healthcare - 1.51%
Cardinal Health, Inc.	USD	3.41%	06/15/27	50,000	47,094
Medtronic, Inc.:
	USD	3.15%	03/15/22	25,000	25,052
	USD	4.63%	03/15/45	25,000	27,108
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	75,000	69,558
					168,812

Leisure - 0.44%
Royal Caribbean Cruises, Ltd.	USD	2.65%	11/28/20	50,000	49,356

Life Insurance - 0.89%
American International Group, Inc.	USD	3.88%	01/15/35	50,000	47,409

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Life Insurance (continued)
Nippon Life Insurance Co.	USD	5.10%	10/16/44	50,000	$52,887	(1)
					100,296

Media Cable - 1.78%
Charter Communications Operating LLC / Charter Communciations Operating Capital, Series WI	USD	5.38%	05/01/47	100,000	99,345
Comcast Corp.	USD	4.25%	01/15/33	50,000	51,562
Cox Communications, Inc.	USD	3.50%	08/15/27	50,000	47,884	(1)
					198,791

Media Other - 1.12%
Interpublic Group of Cos., Inc.	USD	3.75%	02/15/23	75,000	75,469
Omnicom Group, Inc.	USD	3.65%	11/01/24	50,000	49,840
					125,309

Metals/Mining/Steel - 0.98%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	48,542	(1)
Newmont Mining Corp.	USD	6.25%	10/01/39	50,000	61,104
					109,646

Non Captive Finance - 1.52%
Air Lease Corp.	USD	3.63%	12/01/27	125,000	119,168
Discover Bank, Series BKNT	USD	4.25%	03/13/26	50,000	50,296
					169,464

Pharmaceuticals - 0.67%
Allergan PLC	USD	4.55%	03/15/35	25,000	25,019
Gilead Sciences, Inc.	USD	4.50%	02/01/45	50,000	50,487
					75,506

Real Estate Investment Trust (REITs) - 1.58%
Avalonbay Communities, Inc., Series MTN	USD	3.20%	01/15/28	25,000	24,031
DDR Corp.	USD	4.25%	02/01/26	50,000	49,658
Digital Realty Trust LP	USD	4.75%	10/01/25	50,000	52,852
Kimco Realty Corp.	USD	3.20%	05/01/21	50,000	50,154
					176,695

Refining - 0.64%
Andeavor	USD	3.80%	04/01/28	75,000	71,354

Retail Food/Drug - 0.63%
Kroger Co.	USD	4.45%	02/01/47	75,000	70,844

Retail Non Food/Drug - 1.31%
Alibaba Group Holdings,	USD	4.20%	12/06/47	50,000	47,946
Amazon.com, Inc.	USD	4.05%	08/22/47	50,000	49,941	(1)
Macy’s Retail Holdings, Inc.:
	USD	3.88%	01/15/22	25,000	25,040

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Non Food/Drug (continued)
Macy’s Retail Holdings, Inc. (continued)
	USD	2.88%	02/15/23	25,000	$23,400
					146,327

Technology - 2.19%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.:
	USD	2.38%	01/15/20	25,000	24,706
	USD	3.00%	01/15/22	25,000	24,487
Microsoft Corp.	USD	3.45%	08/08/36	50,000	48,573
Oracle Corp.	USD	4.30%	07/08/34	25,000	26,421
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	48,619	(1)
Xilinx, Inc.	USD	2.95%	06/01/24	75,000	72,660
					245,466

Transportation Non Air/Rail - 0.88%
ERAC USA Finance LLC	USD	4.20%	11/01/46	50,000	47,542	(1)
FedEx Corp.	USD	4.40%	01/15/47	50,000	49,827
					97,369

Wireless - 0.43%
Crown Castle International Corp.	USD	3.20%	09/01/24	50,000	48,213

Wirelines - 1.77%
AT&T, Inc.	USD	3.40%	08/14/24	125,000	124,303
Verizon Communications, Inc.	USD	3.38%	02/15/25	75,000	73,469
					197,772

TOTAL CORPORATE BONDS					4,582,663
(Cost $4,610,768)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 14.12%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	25,646	(1)
BHMS Mortgage Trust, Series 2014-ATLS	USD	1M US L + 1.50%	07/07/17	25,000	25,121	(1)(2)
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	154,377	164,895
Series 2016	USD	12M US L + 1.545%	09/01/46	174,811	174,566	(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	31,267	30,847	(1)(2)
Ford Motor Credit Co. LLC, Series 2018-1	USD	3.19%	01/15/25	25,000	24,836	(1)
Freddie Mac Non Gold Pool:
Series 2012	USD	12M US L + 1.65%	12/01/42	132,335	132,352	(2)
Series 2015	USD	12M US L + 1.63%	07/01/45	90,185	89,848	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	66,337	63,203
Series 2016-SC01	USD	3.50%	07/25/46	106,701	105,122

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1M US L + 1.30%	12/15/34	14,336	$14,347	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	75,000	75,501
Series 2007-LDPX	USD	5.46%	01/15/49	10,432	10,478
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,372	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	95,854	95,500	(1)(3)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L + 1.50%	09/17/18	49,525	49,901	(1)(2)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1M US L + 0.34%	11/26/35	34,068	34,055	(1)(2)
Series 2012-6	USD	1M US L + 0.33%	01/26/36	24,479	24,042	(1)(2)
Series 2012-6	USD	1M US L + 0.23%	08/26/36	22,765	22,688	(1)(2)
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	28,750	28,349	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	02/25/23	43,669	43,721	(1)(2)
Series 2015-5	USD	2.75%	09/25/22	28,262	28,158	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	97,563	96,330	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	38,520	38,064	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	46,423	46,000	(1)(2)
VOLT LIV LLC, Series 2017-NPL1	USD	3.50%	02/25/47	36,918	36,983	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,579,925
(Cost $1,591,190)

U.S. TREASURY BONDS/NOTES - 19.82%
U.S. Treasury Bonds	USD	2.50%	02/15/46	225,000	198,571
U.S. Treasury Notes:
	USD	0.75%	02/15/19	175,000	172,761
	USD	1.38%	09/30/20	425,000	414,566
	USD	2.00%	11/15/21	625,000	613,416
	USD	2.75%	02/15/24	250,000	250,229
	USD	2.00%	08/15/25	600,000	566,895

TOTAL U.S. TREASURY BONDS/NOTES					2,216,438
(Cost $2,309,367)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 19.24%
FGLMC TBA:
	USD	3.00%	03/13/18	100,000	96,859	(4)
	USD	3.50%	03/13/18	425,000	424,568	(4)
	USD	4.50%	03/13/18	225,000	235,732	(4)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (continued)
FNMA TBA:
	USD	3.00%	03/13/18	425,000	$411,901	(4)
	USD	3.50%	03/13/18	325,000	324,467	(4)
	USD	4.00%	03/13/18	450,000	461,013	(4)
	USD	2.50%	03/15/18	100,000	97,551	(4)
	USD	3.00%	03/15/18	100,000	99,594	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,151,685
(Cost $2,155,140)

SHORT TERM INVESTMENTS - 4.26%
Money Market Mutual Funds - 4.26%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.54%	N/A	476,337	476,337

TOTAL SHORT TERM INVESTMENTS					476,337
(Cost $476,276)

Total Investments - 98.41%					11,007,048
(Cost $11,142,741)
Other Assets in Excess of Liabilities - 1.59%					178,174

Net Assets - 100.00%					$11,185,222

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
1M US L - 1 Month LIBOR as of February 28, 2018 was 1.67%
3M US L - 3 Month LIBOR as of February 28, 2018 was 2.02%
12M US L - 12 Month LIBOR as of February 28, 2018 was 2.50%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,453,301, which represents approximately 12.99% of net assets as of February 28, 2018.
(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2018.
(4)	Investment purchased on a delayed delivery basis.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments
February 28, 2018 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 94.46%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	95,269	$869,806	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	575,809	6,028,718	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,501,549	12,042,420	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,110,418	11,170,803	(1)
Stone Harbor Local Markets Fund	USD	N/A	277,698	2,613,140	(1)
				32,724,887

TOTAL OPEN-END FUNDS				32,724,887
(Cost $33,691,072)

SHORT TERM INVESTMENTS - 3.40%
Money Market Mutual Funds - 3.40%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.54%	1,179,507	1,179,507

TOTAL SHORT TERM INVESTMENTS				1,179,507
(Cost $1,179,507)

Total Investments - 97.86%				33,904,394
(Cost $34,870,579)
Other Assets In Excess of Liabilities - 2.14%				741,287	(2)

Net Assets - 100.00%				$34,645,681

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for forward foreign currency contracts, futures contracts and credit default swap contracts.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	EUR	280,000	Sale	04/03/18	$342,506	$546
Citigroup Global Markets	GBP	43,600	Sale	04/09/18	60,137	205
J.P. Morgan Chase & Co.	AUD	436,000	Sale	03/20/18	338,650	1,174
J.P. Morgan Chase & Co.	EUR	145,000	Sale	03/09/18	177,004	4,034
J.P. Morgan Chase & Co.	EUR	158,500	Sale	04/09/18	193,964	215
J.P. Morgan Chase & Co.	GBP	31,100	Sale	03/09/18	42,831	1,300
J.P. Morgan Chase & Co.	GBP	250,000	Sale	03/16/18	344,424	2,882
J.P. Morgan Chase & Co.	JPY	36,600,000	Sale	03/20/18	343,506	2,009
						$12,365

Citigroup Global Markets	GBP	31,100	Purchase	03/09/18	$42,831	$(142)
J.P. Morgan Chase & Co.	AUD	436,000	Purchase	03/20/18	338,650	(7,147)
J.P. Morgan Chase & Co.	EUR	145,000	Purchase	03/09/18	177,004	(197)
J.P. Morgan Chase & Co.	JPY	36,600,000	Purchase	03/20/18	343,506	(30)
						$(7,516)

**	The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Unrealized Appreciation/ (Depreciation)
Long Gilt Future	Long	10	GBP	6/27/18	1,210,800	$1,451
US 10 Year Note Future	Short	(37)	USD	6/20/18	(4,441,735)	3,039
US Ultra T-Bond Future	Long	2	USD	6/20/18	311,750	1,992
						$6,482

Euro-Bund Future	Long	23	EUR	3/08/18	3,667,120	$(69,799)
US 5 Year Note Future	Long	28	USD	6/29/18	3,190,031	(5,138)
						$(74,937)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION(1)

Reference Obligations	Clearinghouse	Fixed Deal Receive Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received	Unrealized Appreciation
ITRX EUR XON S28 5Y(4)	Intercontinental Exchange	5.000%	EUR	12/20/2022	2.645%	750,000	$(94,228)	$113,744	$19,516
CDX HY CDSI S29 5Y(5)	Intercontinental Exchange	5.000%	USD	12/20/2022	3.315%	4,850,000	(328,234)	369,267	41,033
							$(422,462)	$483,011	$60,549

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at February 28, 2018(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
CDX EM CDSI S28 5Y(6)	Intercontinental Exchange	1.000%	USD	12/20/2022	1.222%	2,934,250	$28,339	$(85,387)	$(57,048)
							$28,339	$(85,387)	$(57,048)

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 75 equally weighted CDS on the most liquid sub-investment grade European corporate entities.
(5)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.
(6)	Based on an index of 14 sovereign issuers based in three regions, (1) Latin America, (2) eastern Europe, the Middle East and Africa, and (3) Asia.

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
February 28, 2018 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 99.67%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,431,867	$14,991,647	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,811,127	17,042,702	(1)
				32,034,349

TOTAL OPEN-END FUNDS				32,034,349
(Cost $27,590,759)

SHORT TERM INVESTMENTS - 0.03%
Money Market Mutual Funds - 0.03%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.54%	9,117	9,117

TOTAL SHORT TERM INVESTMENTS				9,117
(Cost $9,117)

Total Investments - 99.70%				32,043,466
(Cost $27,599,876)
Other Assets In Excess of Liabilities - 0.30%				96,042

Net Assets - 100.00%				$32,139,508

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	EUR	272,500	Purchase	03/22/18	$333,006	$(3,466)
						$(3,466)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor 500 Plus Fund	Statement of Investments
February 28, 2018 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 79.99%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	45,000	$46,162	(1)
Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1	USD	1M US L + 2.15%	10/25/28	87,806	88,140	(1)(2)
CGMS Commercial Mortgage Trust, Series 2017-MDRB	USD	1M US L + 1.10%	07/15/19	100,000	99,818	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	43,884	43,293	(1)(2)
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1M US L + 1.30%	12/15/34	50,174	50,214	(1)(2)
GCAT LLC, Series 2017-5	USD	3.23%	07/25/47	36,554	36,495	(1)(3)
Hertz Vehicle Financing LLC, Series 2015-2A	USD	2.02%	09/25/18	100,000	99,725	(1)
Hilton Orlando Trust, Series 2018-ORL	USD	1M US L + 0.77%	12/15/24	25,000	25,065	(1)(2)
Hudsons Bay Simon JV Trust, Series 2015-HBFL	USD	1M US L + 2.55%	08/05/34	100,000	99,974	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	80,000	80,534
Series 2007-LDPX	USD	5.46%	01/15/49	18,778	18,860	(2)
Mill City Mortgage Loan Trust:
Series 2016-1	USD	2.50%	07/25/23	20,483	20,282	(1)(2)
Series 2017-1	USD	2.75%	11/25/58	82,035	81,500	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	99,372	(1)
Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2	USD	3.00%	07/25/57	95,854	95,500	(1)(3)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L + 1.50%	09/17/18	39,620	39,921	(1)(2)
RBS Commercial Funding Trust, Series 2013-GSP	USD	3.83%	01/13/24	95,000	96,289	(1)(2)
SLC Student Loan Trust, Series 2004-1	USD	3M US L + 0.16%	05/15/23	65,943	65,971	(2)
SLM Student Loan Trust, Series 2005-3	USD	3M US L + 0.09%	10/25/24	139,338	139,150	(2)
Springleaf Funding Trust, Series 2015-AA	USD	3.16%	05/15/19	72,502	72,617	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	02/25/23	13,101	13,116	(1)(2)
Series 2016-2	USD	2.75%	12/25/24	19,776	19,564	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	16,261	16,055	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	77,039	76,128	(1)(2)
Series 2017-1	USD	2.75%	07/25/23	63,891	63,473	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	37,138	36,800	(1)(2)
VOLT LIV LLC, Series 2017-NPL1	USD	3.50%	02/25/47	33,226	33,285	(1)(3)
VOLT LVIII LLC, Series 2017-NPL5	USD	3.38%	05/25/20	51,879	51,950	(1)(3)
VOLT LXI LLC, Series 2017-NPL8	USD	3.13%	06/25/20	66,954	66,883	(1)(3)
VOLT LXIV LLC, Series 2017-NP11	USD	3.38%	10/25/47	91,064	91,099	(1)(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-BXRP	USD	1M US L + 1.47%	11/15/29	80,343	$80,429	(1)(2)
World Financial Network Credit Card Master Trust, Series 2017-C	USD	2.66%	10/15/20	41,000	40,356

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,988,020
(Cost $1,988,645)

SHORT TERM INVESTMENTS - 16.20%
Money Market Mutual Funds - 16.20%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.54%	N/A	402,572	402,572

TOTAL SHORT TERM INVESTMENTS					402,572
(Cost $402,570)

Total Investments - 96.19%					2,390,592
(Cost $2,391,215)
Other Assets in Excess of Liabilities - 3.81%					94,705	(4)

Net Assets - 100.00%					$2,485,297

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of February 28, 2018 was 1.67%

3M US L - 3 Month LIBOR as of February 28, 2018 was 2.02%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,643,149, which represents approximately 66.11% of net assets as of February 28, 2018.

(2)	Floating or variable rate security. The reference rate is described above. The rate in effect as of February 28, 2018 is based on the reference rate plus the displayed spread as of the security’s last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2018.

(4)	Includes cash which is being held as collateral for Futures Contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount**	Unrealized Appreciation/(Depreciation)
S&P 500 ® Mini Future	Long	18	USD	3/16/18	2,442,960	$74,185
						$74,185

US 10 Year Note Future	Short	(2)	USD	6/20/18	(240,094)	$(445)
						$(445)

**	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
February 28, 2018 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Stone Harbor 500 Plus Fund commenced operations on January 20, 2017. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund, which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds (defined below), will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and other income producing securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund, will normally invest in S&P 500 Index derivatives and various types of fixed income instruments. The derivatives the Fund may invest in are: futures, options, swaps, including total return swaps, credit default swaps, and credit linked notes. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund and the Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund and the 500 Plus Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES and risk disclosures

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their Statement of Investments. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation:

Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter market (“OTC”), and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. OTC traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3 —	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of February 28, 2018:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$—	$952,519,064	$—	$952,519,064
Bank Loans	—	—	7,717,382	7,717,382
Corporate Bonds
Argentina	—	2,635,499	—	2,635,499
Azerbaijan	—	12,651,750	—	12,651,750
Brazil	—	48,309,261	—	48,309,261
Chile	—	2,410,947	—	2,410,947
China	—	23,224,778	—	23,224,778
Colombia	—	1,308,069	—	1,308,069
Costa Rica	—	3,262,010	—	3,262,010
Ecuador	—	5,979,859	—	5,979,859
India	—	2,621,040	—	2,621,040
Indonesia	—	29,666,020	50	29,666,070
Jamaica	—	2,749,352	—	2,749,352
Kazakhstan	—	21,018,380	—	21,018,380
Mexico	—	68,804,496	—	68,804,496
Nigeria	—	2,810,813	—	2,810,813
Peru	—	2,590,277	—	2,590,277
Russia	—	5,248,931	—	5,248,931
Thailand	—	2,828,535	—	2,828,535
Turkey	—	4,796,859	—	4,796,859
Venezuela	—	15,657,830	—	15,657,830
Credit Linked Notes	—	—	6,828,679	6,828,679
Short Term Investments	14,206,778	—	—	14,206,778
Total	$14,206,778	$1,211,093,770	$14,546,111	$1,239,846,659

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$—	$2,207,020	$—	$2,207,020
Liabilities
Forward Foreign Currency Contracts	—	(301,576)	—	(301,576)
Total	$—	$1,905,444	$—	$1,905,444

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$—	$93,862,209	$—	$93,862,209
Bank Loan	—	11,610,670	—	11,610,670
Common/Preferred Stocks	855,804	—	129,373	985,177
Rights	—	—	52,989	52,989
Warrants	6,869	—	33	6,902
Short Term Investments	2,548,029	—	—	2,548,029
Total	$3,410,702	$105,472,879	$182,395	$109,065,976

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$—	$803,721,709	$—	$803,721,709
Corporate Bonds	—	69,299,863	—	69,299,863
Credit Linked Notes	—	—	11,206,523	11,206,523
Short Term Investments	8,787,451	—	—	8,787,451
Total	$8,787,451	$873,021,572	$11,206,523	$893,015,546

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$—	$2,043,609	$—	$2,043,609
Liabilities
Forward Foreign Currency Contracts	—	(1,561,906)	—	(1,561,906)
Total	$—	$481,703	$—	$481,703

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Sovereign Debt Obligations	$—	$208,750	$—	$208,750
Corporate Bonds	—	11,285,263	—	11,285,263
Short Term Investments	251,273	—	—	251,273
Total	$251,273	$11,494,013	$—	$11,745,286

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$—	$4,582,663	$—	$4,582,663
Asset Backed/Commercial Mortgage Backed Securities	—	1,579,925	—	1,579,925
U.S. Treasury Bonds/Notes	—	2,216,438	—	2,216,438
U.S. Government Agency Mortgage Backed Securities	—	2,151,685	—	2,151,685
Short Term Investments	476,337	—	—	476,337
Total	$476,337	$10,530,711	$—	$11,007,048

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$32,724,887	$—	$—	$32,724,887
Short Term Investments	1,179,507	—	—	1,179,507
Total	$33,904,394	$—	$—	$33,904,394

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$—	$12,365	$—	$12,365
Futures Contracts	6,482	—	—	6,482
Credit Default Swap Contracts	—	60,549	—	60,549
Liabilities
Forward Foreign Currency Contracts	—	(7,516)	—	(7,516)
Futures Contracts	(74,937)	—	—	(74,937)
Credit Default Swap Contracts	—	(57,048)	—	(57,048)
Total	$(68,455)	$8,350	$—	$(60,105)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$32,034,349	$—	$—	$32,034,349
Short Term Investments	9,117	—	—	9,117
Total	$32,043,466	$—	$—	$32,043,466

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Liabilities
Forward Foreign Currency Contracts	—	(3,466)	—	(3,466)
Total	$—	$(3,466)	$—	$(3,466)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Asset Backed/Commercial Mortgage Backed Securities	$—	$1,988,020	$—	$1,988,020
Short Term Investments	402,572	—	—	402,572
Total	$402,572	$1,988,020	$—	$2,390,592

Other Financial Instruments**
Assets
Futures Contracts	$74,185	$—	$—	$74,185
Liabilities
Futures Contracts	(445)	—	—	(445)
Total	$73,740	$—	$—	$73,740

*	For detailed Industry/Country descriptions, see accompanying Statement of Investments.

**	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers in or out of Levels 1 and 2 during the period ended February 28, 2018. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2017	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of February 28, 2018	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at February 28, 2018

Stone Harbor Emerging Markets Debt Fund
Bank Loans	$13,589,848	$—	$—	$(253,191)	$231,658	$1,793,118	$(7,644,051)	$—	$—	$7,717,382	$231,658
Corporate Bonds	—	—	—	—	(1)	51	—	—	—	50	(1)
Credit Linked Notes	7,214,815	111,670	—	(36,715)	381,038	—	(842,129)	—	—	6,828,679	381,038
Total	$20,804,663	$111,670	$—	$(289,906)	$612,695	$1,793,169	$(8,486,180)	$—	$—	$14,546,111	$612,695

Investments in Securities	Balance as of May 31, 2017	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of February 28, 2018	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at February 28, 2018
Stone Harbor High Yield Bond Fund
Corporate Bonds	$112	$—	$—	$—	$(112)	$—	$—	$—	$—	$—	$(112)
Bank Loans	903,047	—	—	—	(14,986)	—	(888,061)	—	—	—	(14,986)
Common/Preferred Stocks	129,373	—	—	—	—	—	—	—	—	129,373	—
Rights	94,624	—	—	—	(41,635)	—	—	—	—	52,989	(41,635)
Warrants	32	—	—	—	1	—	—	—	—	33	1
	$1,127,188	$—	$—	$—	$(56,732)	$—	$(888,061)	$—	$—	$182,395	$(56,732)

Investments in Securities	Balance as of May 31, 2017	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of February 28, 2018	Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at February 28, 2018
Stone Harbor Local Markets Fund
Credit Linked Notes	$—	$108,300	$—	$—	$(99,878)	$11,198,101	$—	$—	$—	$11,206,523	$(99,878)
Total	$—	$108,300	$—	$—	$(99,878)	$11,198,101	$—	$—	$—	$11,206,523	$(99,878)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3). On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of a Fund is included on the Statement of Investments.

Line of Credit: On May 5, 2017 the Trust entered into a credit agreement (“CREDIT Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. At period ended February 28, 2018, the Funds had no outstanding borrowings. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 4, 2018.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal only securities), interest only securities and fixed income securities paying non cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts. Certain Funds engaged in currency transactions with counterparties during the period ended February 28, 2018 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended February 28, 2018 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended February 28, 2018. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of swaps is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended February 28, 2018 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds may enter into interest rate swap agreements. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

4. Affiliated Companies

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended February 28, 2018 were as follows:

Stone Harbor Strategic Income Fund
Security Name	Share Balance May 31, 2017	Purchases	Sales	Share Balance February 28, 2018	Market Value February 28, 2018	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Corporate Debt Fund	102,140	8,904	(15,775)	95,269	$869,806	$32,440	($1,702)	$1,682
Stone Harbor Emerging Markets Debt Fund	531,630	144,870	(100,691)	575,809	6,028,718	290,797	(75,749)	(165)
Stone Harbor High Yield Bond Fund	1,560,636	168,282	(227,369)	1,501,549	12,042,420	586,241	(168,088)	(274,106)
Stone Harbor Investment Grade Fund	1,471,669	161,801	(523,052)	1,110,418	11,170,803	278,959	(378,549)	27,273
Stone Harbor Local Markets Fund	216,232	365,915	(304,449)	277,698	2,613,140	51,719	180,507	188,239
	3,882,307	849,772	(1,171,336)	3,560,743	$32,724,887	$1,240,156	($443,581)	($57,077)

Stone Harbor Emerging Markets Debt Allocation Fund
Security Name	Share Balance as of May 31, 2017	Purchases	Sales	Share Balance February 28, 2018	Market Value February 28, 2018	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Debt Fund	1,142,278	393,827	(104,238)	1,431,867	$14,991,647	$549,950	($202,331)	$12,577
Stone Harbor Local Markets Fund	1,766,344	325,921	(281,138)	1,811,127	17,042,702	175,936	1,145,212	62,600
	2,908,622	719,748	(385,376)	3,242,994	$32,034,349	$725,886	$942,881	$75,177

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 30, 2018

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

April 30, 2018